RICHFOOD HOLDINGS, INC.

                                3,450,000 Shares

                                  Common Stock

                             Underwriting Agreement



                                                                 March __, 1996


J.P. Morgan Securities Inc.
Donaldson, Lufkin & Jenrette
 Securities Corporation
Wheat, First Securities, Inc.
Interstate/Johnson Lane Corporation
  As Representatives
   of the Several Underwriters
   Listed in Schedule I hereto
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

Dear Ladies and Gentlemen:

                  The persons named in Schedule II hereto (the "Firm Selling Shareholders") propose to sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), and the Underwriters propose to purchase from such Firm Selling Shareholders, an aggregate of 3,450,000 shares of common stock, without par value, of Richfood Holdings, Inc., a Virginia corporation (the "Company"), which are referred to herein as the "Underwritten Shares."

                  In addition, the persons named in Schedule III hereto (the "Optional Selling Shareholders," and together with the Firm Selling Shareholders, the "Selling Shareholders") propose to sell to the several Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, at the option of the Underwriters, up to an additional 475,845 shares of Common Stock (the "Option Shares"). The Underwritten Shares and the Option Shares are herein referred to as the "Shares."

                  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (file no. 333- ), including a prospectus, relating to the Shares. The registration statement as amended at the time when it shall become effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement," and the prospectus in the form first used to confirm sales of Shares is referred to in this Agreement as the "Prospectus." Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

                  The Company and the Selling Shareholders wish to confirm as follows their agreement with you and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters:

                  1. Each Firm Selling Shareholder hereby agrees to sell to each Underwriter as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase at a price of [$ ] per share (the "Purchase



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



Price") from such Firm Selling Shareholder the respective number of Underwritten Shares (subject to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion may make) that bears the same proportion to the number of Underwritten Shares to be sold by such Firm Selling Shareholder to the Underwriters as set forth on Schedule II hereto as the number of Underwritten Shares set forth opposite the name of such Underwriter on
Schedule I hereto (or such number of Underwritten Shares increased as set forth in Section 11 hereof), bears to the total number of Underwritten Shares.

                  In addition, each Optional Selling Shareholder agrees to sell to the several Underwriters as hereinafter provided and, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, the Underwriters shall have the option to purchase, severally and not jointly, from each Optional Selling Shareholder up to the maximum number of Option Shares set forth opposite such Optional Selling Shareholder's name on Schedule III hereto at the Purchase Price for the sole purpose of covering over-allotments (if any) in the sale of Underwritten Shares by the several Underwriters.

                  If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Underwritten Shares increased as set forth in Section 11 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Firm Selling Shareholders by the several Underwriters, subject, however, to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make.

                  The Underwriters may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Attorneys-in-Fact (as defined below). Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the



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



provisions of Section 11 hereof). Such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

                  Certificates  in transferable  form for the Shares  (including any Option Shares) which each of the Selling Shareholders agrees to sell pursuant to this Agreement have been placed in custody with the Company, as custodian (the "Custodian"), for delivery under this Agreement pursuant to a Custody Agreement executed by each Selling Shareholder (individually, a "Custody Agreement"). Each Selling Shareholder agrees that (i) the Shares of such Selling Shareholder represented by the certificates held in custody pursuant to such
Selling Shareholder's Custody Agreement are subject to the interests of the Underwriters, (ii) the arrangements made by such Selling Shareholder for such custody are, except as specifically provided in such Selling Shareholder's Custody Agreement, irrevocable, and (iii) the obligations of such Selling Shareholder hereunder and under such Selling Shareholder's Power (as defined below) and Custody Agreement shall not be terminated by any act of such Selling Shareholder or by operation of law, whether by the dissolution or liquidation of such Selling Shareholder or the occurrence of any other event. If any Selling Shareholder shall dissolve or liquidate or if any other event shall occur before the delivery of the Shares hereunder, certificates for the Shares of such Selling Shareholder shall be delivered to the Underwriters by Alex Grass or any other person to be named as an attorney-in-fact (collectively, the "Attorneys-in-Fact"), acting as agents and attorneys-in-fact of such Selling Shareholder pursuant to an irrevocable power of attorney (individually, a "Power") as included in the Custody Agreement in accordance with the terms and conditions of this Agreement and such Selling Shareholder's Power and Custody Agreement as if such dissolution or liquidation or other event had not occurred, regardless of whether or not the Attorneys-in-Fact or any Underwriter shall have received notice of such dissolution, liquidation or other event. Each Attorney-in-Fact is authorized, on behalf of each of the Selling Shareholders, to, among other acts, execute this Agreement and any receipts, notices, requests and instructions in connection with the sale of the Shares to be sold hereunder by such Selling Shareholder, to make delivery of the certificates for such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom any expenses to be borne by such Selling Shareholder in connection with the sale and public offering of such Shares, to distribute the balance thereof to such Selling Shareholder and to take such other action as may be



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



necessary or desirable in connection with the transactions contemplated by this Agreement.

                  2. The Company and the Selling Shareholders understand that the Underwriters intend (i) to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Representatives is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

                  3. Payment for the Shares shall be made to the Custodian or its order by certified or official bank check or checks payable in New York Clearing House or other next day funds at the office of J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 at 10:00 A.M., New York City time, in the case of the Underwritten Shares, on ____________, 1996, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Attorneys-in-Fact on behalf of the Selling Shareholders may agree upon in writing or, in the case of the Option Shares, on the date and time specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the Closing Date and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the Additional Closing Date. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

                  Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date registered in such names and in such amounts as the Representatives shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be with any transfer taxes payable in connection with the transfer to the Underwriters of the Shares duly paid. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of J.P. Morgan Securities Inc. not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

                  4. The Company represents and warrants to each Underwriter that:


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




                  (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                  (b)  no  stop  order  suspending  the   effectiveness  of  the
         Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                  (c) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the



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



         requirements of the Exchange Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (d) the financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

                  (e) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole ("Material Adverse Change") or any development involving a prospective Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

                  (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority (corporate and other) to own its



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         properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole ("Material Adverse Effect");

                  (g) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

                  (h) this Agreement and each of the Custody Agreements have been duly authorized, executed and delivered by the Company and each of the Custody Agreements constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability; to the best of the Company's knowledge, this Agreement and the Custody Agreement of each Selling Shareholder have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder; the Custody Agreement of each Selling Shareholder constitutes a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms except as
         (i) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights



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         generally and (ii) the availability of equitable
         remedies may be limited by equitable principles of general applicability;

                  (i) the authorized capital stock of the Company conforms as to legal matters to the description thereof set forth in the Registration Statement and the Prospectus, and all of the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued, are fully-paid and non-assessable and are not subject to any preemptive or similar rights; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

                  (j) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its articles of incorporation or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate could not be expected to have a Material Adverse Effect; the sale of the Shares by the Selling Shareholders and the performance by the Company and each Selling Shareholder of their respective obligations under this Agreement and the Custody Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company, any of the Company's subsidiaries, or to the best of the Company's knowledge, any Selling Shareholder is a party or by which the Company, any of the Company's subsidiaries, or to the best of the Company's knowledge, any Selling Shareholder is bound, or to which any of the property or assets of the



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



         Company, any of the Company's subsidiaries, or to the best of the Company's knowledge, any Selling Shareholder is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation, the Bylaws of the Company or, to the best of the Company's knowledge, the organizational documents of any Selling Shareholder, or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties or, to the best of the Company's knowledge, any Selling Shareholder or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares by the Selling Shareholders or the consummation by the Company or, to the best of the Company's knowledge, the Selling Shareholders of the transactions contemplated by this Agreement and the Custody Agreements except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Shares by the Underwriters;

                  (l) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

                  (m) the Company and its subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as



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



         do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries;

                  (n) no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

                  (o) no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the sale of the Shares by the Selling Shareholders;

                  (p) the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

                  (q) in the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates material associated costs and liabilities (including, without limitation, any material capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any material related constraints on operating activities and any material potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

                  (r) the Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                  5.  Each Selling Shareholder represents and
warrants to each Underwriter that:

                  (a) such Selling Shareholder has, and immediately prior to the Closing Date and any Additional Closing Date such Selling Shareholder will have, good and valid title to the Shares to be sold on such Closing Date or Additional Closing Date, as the case may be, by such Selling Shareholder, free and clear of all liens, encumbrances, equities or claims and, upon delivery of the Shares to be delivered on such Closing Date or Additional Closing Date by such Selling Shareholder pursuant to this Agreement and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

                  (b) such Selling Shareholder now has, and on the Closing Date and any Additional Closing Date will have, full right, power and authority, to enter into and perform its obligations under, this Agreement and the Custody Agreement of such Selling Shareholder will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement and the Custody Agreement of such Selling
         Shareholder except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                  (c) this Agreement and the Custody Agreement of such Selling Shareholder have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder; the Custody Agreement and of such Selling Shareholder are valid and binding agreements of such Selling Shareholder, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (d) the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the Custody Agreement of such Selling Shareholder, the sale of the Shares to be sold by such Selling Shareholder pursuant to this Agreement, the compliance by such Selling Shareholder with all of the provisions of this Agreement and the Custody Agreement of such Selling Shareholder and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will any such action conflict with or result in a breach or violation of any of the provisions of the certificate or articles of incorporation or by-laws of, or other organizational documents governing, such Selling Shareholder, if such Selling Shareholder is a corporation, or if such Selling Shareholder is some other form of legal entity, the organizational or other documents governing such entity, or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property or assets of such Selling Shareholder; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental body or agency is required for the execution and delivery by or on behalf of such Selling Shareholder of this Agreement or the Custody Agreement of such Selling Shareholder, the sale of the Shares to be sold by such Selling Shareholder pursuant to this Agreement, the compliance by such Selling Shareholder with all of the provisions of this Agreement and the Custody Agreement of such Selling Shareholder or the consummation by such Selling Shareholder of the transactions herein and therein contemplated, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares;

                  (e) certificates in negotiable form for all Shares to be sold by such Selling Shareholder under this Agreement have been irrevocably delivered to the Custodian for the purpose of effecting delivery under this Agreement;

                  (f) such Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (g) the Shares to be sold by such Selling Shareholder pursuant to this Agreement have been duly authorized and are validly issued, fully paid and non-assessable; and

                  (h) all information relating to such Selling Shareholder furnished by or on behalf of such Selling Shareholder for use in the Registration Statement and Prospectus is, and on the Closing Date will be, true, correct and complete; to the extent that any statements or omissions relating to such Selling Shareholder made in the Registration Statement, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with information furnished by or on behalf of such Selling Shareholder for use therein, the Registration Statement and Prospectus, as amended or supplemented, comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  6. The Company covenants and agrees with the several Underwriters as follows:

                  (a) to use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act;

                  (b) to deliver, at the expense of the Company, to the Representatives, six signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representatives may reasonably request;

                  (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

                  (d) to advise the Representatives promptly, and to deliver any written communications from the Commission or any state securities commission, (i) when the Registration Statement shall become effective,
         (ii) when any amendment to the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

                  (e) if, during such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

                  (f) to endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

                  (g) to make generally available to its security holders and to the Representatives as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

                  (h) so long as the Shares are outstanding, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

                  (i) for a period of 120 days after the date of the Prospectus, without the prior written consent of J.P. Morgan Securities Inc. not to
         (i) offer, sell, contract to sell or grant any option to purchase or otherwise dispose of any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company other than the Shares to be sold hereunder and any shares of common stock of the Company issued upon the exercise of options granted under existing employee stock option plans or (ii) file any registration statement under the Securities Act with respect to shares of common stock of the Company or any securities convertible into or common exercisable or exchangeable for shares of common stock of the Company; and

                  (j) to pay all costs and expenses incident to the performance of the obligations hereunder of the Company and the Selling Shareholders, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the unlegended certificates evidencing the Shares, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification of the Shares under the laws of such jurisdictions as the Representatives may designate (including filing fees and fees of counsel for the Underwriters and its disbursements), (iv) in connection with the quotation on The Nasdaq National Market, (v) related to the filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc. and
         (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, all other agreements relating to underwriting and syndication arrangements, the Preliminary and Supplemental Blue Sky Memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided.

                  7. Each of the Selling Shareholders covenants and agrees with the several Underwriters as follows:

                  (a) such Selling Shareholder will do or perform all things required to be done or performed by such Selling Shareholder prior to the Closing Date or any Additional Closing Date, as the case may be, to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement;

                  (b) in order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder agrees to deliver to you prior to or at the Closing Date or the Additional Closing Date, as applicable, a properly completed and executed United States Treasury Department Form W-9 or Form W-8, as applicable (or other applicable forms or statements specified by Treasury Department regulations in lieu thereof);

                  (c) for a period of 120 days after the date of this Agreement not to offer, sell, contract to sell or otherwise dispose of any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company without the prior written consent of J.P. Morgan Securities Inc., other than the Shares to be sold hereunder, any shares of common stock of the Company issued upon the exercise of outstanding options, the grant of options under existing employee stock option plans, and shares issuable upon the exercise of warrants outstanding on the date hereof; and

                  (d) such Selling Shareholder agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Shareholder.

                  8. The several obligations of the Underwriters hereunder to purchase the Underwritten Shares are subject to the following additional conditions:

                  (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information shall have been complied with to the satisfaction of the Representatives;

                  (b) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been any Material Adverse Change or any development involving a prospective Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

                  (e) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company satisfactory to the Representatives to the effect set forth in subsections (a) through (c) of this Section and to the further effect that there has not occurred any Material Adverse Change, or any development involving a prospective Material Adverse Change, from that set forth or contemplated in the Registration Statement and the Prospectus;

                  (f) Hunton & Williams, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) the  Company  has been duly  incorporated  and is
                  validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                      (ii) the  Company  has been  duly  qualified  as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

                     (iii) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a Material Adverse Effect; and all of the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                      (iv) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject which, if determined adversely to the Company or such subsidiaries, could individually or in the aggregate reasonably be expected to have a

                  Material Adverse Effect; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

                        (v)  this Agreement and each of the Custody
                  Agreements have been duly authorized, executed and delivered by the Company;

                           (vi) the sale of the Shares by the Selling Shareholders and the performance by the Company and the Selling Shareholders of their respective obligations under this Agreement and the Custody Agreements and the consummation of the transactions contemplated herein and therein will not result in any violation of the provisions of the Articles of Incorporation or any law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company and its subsidiaries, the Selling Shareholders or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the sale of the Shares by the Selling Shareholders or the consummation by the Company or the Selling Shareholders of the transactions contemplated by this Agreement or the Custody Agreements;

                           (vii) the  authorized  capital  stock of the  Company
                  conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus;

                           (viii) the shares of capital stock of the Company outstanding (including the Shares to be sold by the Selling Shareholders) have been duly and validly authorized and issued by the Company, are registered in the books of the Company as fully paid and conform to the description thereof in the Prospectus; the holders of shares of common stock of the Company are not subject to any preemptive or similar rights under the laws of Virginia, the Articles of Incorporation or the

                  Bylaws; the registered holders have good and valid title to their respective shares of common stock of the Company on the assumption that they have not entered into any liens, encumbrances, equities or claims which could give rise to any equitable interest on the part of any third party in respect of such shares of Common Stock;

                           (ix) the Shares to be issued and sold by the  Company
                  hereunder have been duly authorized, and when delivered to and paid for the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and the issuance of the Shares is not subject to any preemptive or similar rights;

                           (x) the  compliance  by the  Company  and the Selling
                  Shareholders with their respective obligations under this Agreement and the Custody Agreements and the consummation of the transactions contemplated herein and therein do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument of which such counsel has knowledge, after inquiry of the Company's and its subsidiaries' officers, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject;

                      (xi)   assuming  the   representations   of  each  Selling
                  Shareholder in the Custody Agreement of such Selling Shareholder are true and correct (such counsel having made no independent investigation with respect thereto), no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the sale of the Shares by the Selling Shareholders or the consummation by the Selling Shareholders or the Company of the other transactions contemplated by this Agreement and the Custody Agreements, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                           (xii) each of the Custody  Agreements  constitutes  a
                  valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

                      (xiii) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Articles of Incorporation or Bylaws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole; the issue and sale of the Shares and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation, or the Bylaws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the
                  Company,   its   subsidiaries  or  any  of  their   respective
                  properties;

                           (xiv) the statements in the Prospectus under "Description of Capital Stock" and "Underwriting," in the Prospectus incorporated by reference from Item 3 of Part I of the Company's Annual Report on Form 10-K for the year ended April 29, 1995 and in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings; and

                           (xv) such  counsel  (A) is of the  opinion  that each
                  document incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements included therein as to which such counsel need express no opinion) complied as to form in all material respects, when filed with the Commission, with the Exchange Act; (B) is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (except for the financial statements included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and (C) believes that (except for the financial statements included therein as to which such counsel need express no belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States, the State of Virginia and the State of New York, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the

         Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (xvii) above, counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (including the documents incorporated by reference therein) and review and discussion of the contents thereof but is without independent check or verification except as specified.

                  (g) Counsel for each Selling Shareholder (which counsel shall be acceptable to the Representatives), shall have furnished to the Representatives their written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) such Selling  Shareholder  has full right,  power
                  and authority, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement of such Selling Shareholder and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder pursuant to this Agreement;

                           (ii) each of this Agreement and the Custody Agreement
                  of such Selling Shareholder has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder;

                           (iii)  the Custody Agreement of such Selling
                  Shareholder is a valid and binding agreements of such Selling Shareholder;

                        (iv) upon  delivery  of the  Shares  being  sold by such
                  Selling Shareholder pursuant to this Agreement and payment therefor as contemplated herein, the Underwriters will acquire good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims;

                           (v) the  execution  and  delivery  by or on behalf of
                  such Selling Shareholder of this Agreement and the Custody Agreement of such Selling Shareholder, the sale of the Shares to be sold by such Selling Shareholder pursuant to this Agreement, the compliance by such Selling Shareholder with all of the provisions of this Agreement and the Custody Agreement of such Selling Shareholder and the consummation of the transactions herein and therein contemplated do not, to the best of such counsel's knowledge after due inquiry, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor does any such action conflict with or result in any breach or violation of any of the provisions of the certificate or articles of incorporation or by-laws of such Selling Shareholder, if such Selling Shareholder is a corporation, or if such Selling Shareholder is some other form of legal entity, the organizational or other documents governing such entity, or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of its property or assets;

                      (vi) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over such Selling Shareholder or any property or assets of such Selling Shareholder is required for the execution and delivery by or on behalf of such Selling Shareholder of this Agreement or the Custody Agreement of such Selling Shareholder, the sale of the Shares to be sold by such Selling Shareholder pursuant to this Agreement, the compliance by such Selling Shareholder with all of the provisions of this Agreement and the Custody Agreement of such Selling Shareholder or the consummation by such Selling Shareholder of the transactions contemplated herein and therein, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters; and

                           (vii) the descriptions in the Registration Statement,
                  the Prospectus and any amendment or supplement thereto of agreements, whether written or oral, and of other documents to which the

                  Selling Shareholder or any of its affiliates (other than the Company) is a party, are accurate and fairly present the information required to be shown with respect thereto by Form S-3 under the Securities Act. There are no agreements, whether written or oral, or other documents to which the Selling Shareholder or any of its affiliates (other than the Company) is a party, which, to the knowledge of such counsel, exist that are required by the Securities Act or the rules and regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement that are not described or filed as required.

                  (h) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date, KPMG Peat Marwick LLP shall have furnished to the Representatives letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus;

                  (i) the Representatives shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (j) the Selling Shareholders shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date; and

                  (k) on or  prior to the  Closing  Date  the  Company  and each
         Selling Shareholder shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

The several obligations of the Underwriters to purchase Option Shares hereunder on the Additional Closing Date are, unless otherwise agreed by the Underwriters, subject to the delivery to the Representatives on the Additional Closing Date of such documents as they may reasonably request.


                  9. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Shares to such person.

                  Each Selling Shareholder, except Alex Grass and Martin Grass, agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration

Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. Notwithstanding the foregoing, no Selling Shareholder shall be liable hereunder for any amount in excess of the total proceeds (before deducting expenses) received by such Selling Shareholder from the Underwriters for the Shares sold by such Selling Shareholder hereunder.

                  Each of Alex Grass and Martin Grass agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, neither Alex Grass nor Martin Grass shall be liable hereunder for any amount in excess of the total proceeds (before deducting expenses) received by such Selling Shareholder from the Underwriters for the Shares sold by Such Shareholder hereunder.

                  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, the Selling Shareholders and each person who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation the legal fees and other expenses incurred in connection with any suit,  action or  proceeding  or any claim  asserted)  caused by any  untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

                  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the three preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) (a) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, (b) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by J.P. Morgan Securities Inc.; any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company; and any such separate firm for the Selling Shareholders and such control persons of Selling Shareholders shall be designated by the Attorneys-in-Fact. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

                  If the indemnification provided for in the first, second and third paragraphs of this Section 9 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the

Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholders and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, in no event (i) shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) shall any Selling Shareholder be required to contribute any amount in excess of the amount by which the total proceeds (before deducting expenses) received by such Selling Shareholder from the Underwriters for the Shares sold by such Selling Shareholder hereunder exceeds the amount of any damages that such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I hereto, and not joint.

                  The indemnity and  contribution  agreements  contained in this
Section 9 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

                  The indemnity and  contribution  agreements  contained in this
Section 9 and the representations and warranties of the Company and the Selling Shareholders set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, by or on behalf of any Selling Shareholder or any person controlling any Selling Shareholder or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

                  10. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Shares) may be terminated in the absolute discretion of the Representatives, by notice given to the Company and the Attorneys-in-Fact, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, The Nasdaq National Market, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended or materially limited in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either

U.S. Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  11. This  Agreement  shall become  effective upon the later of
(x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

                  If, on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I hereto bears to the aggregate number of Underwritten Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this
Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives, the Selling Shareholders and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Shares, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter, the Selling Shareholders or the Company. In any such case the Representatives, the Selling Shareholders or the Company shall have the right to postpone the Closing Date (or, in the case of the Option Shares, the Additional Closing
Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  12. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Selling Shareholder shall be unable to perform its obligations under this Agreement or the Custody Agreement of such Selling Shareholder or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  13. This Agreement shall inure to the benefit of and be binding upon the Company, each Selling Shareholder, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  14. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by J.P. Morgan Securities alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (telex: _______); Attention: Syndicate Department. Notices to the Company shall be given to it at

----------------------, -------------, ----------------,
(telex:________); Attention:___________.

                  15. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                  If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.


                                            Very truly yours,

                                            RICHFOOD HOLDINGS, INC.



                                            By:_________________________
                                            Title:



                        EACH OF THE SELLING SHAREHOLDERS
                          NAMED IN SCHEDULES II AND III
                                            HERETO


                                            By:
                                               Name: Alex Grass
                                               Attorney-in-Fact


Accepted: _______________, 1996

J.P. MORGAN SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
WHEAT, FIRST SECURITIES, INC.
INTERSTATE/JOHNSON LANE CORPORATION

Acting severally on behalf of
 themselves and the
 several  Underwriters listed
 in Schedule I hereto.

By: J.P. Morgan Securities Inc.
Acting on behalf of itself and the
several Underwriters listed in
Schedule I hereto.


By: ________________________
         Title:

                                                                      SCHEDULE I



                                                             Number of Shares
Underwriter                                                  To Be Purchased


J.P. Morgan Securities Inc. . . . . . . . . . . . . . . .

Donaldson, Lufkin & Jenrette
  Securities Corporation. . . . . . . . . . . . . . . . .

Wheat, First Securities, Inc. . . . . . . . . . . . . . .

Interstate/Johnson Lane
  Corporation . . . . . . . . . . . . . . . . . . . . . .
                                                             ----------------

                           Total: . . . . . . . . . . . .

                                                                     SCHEDULE II



                                                                    Number of
                                                                  Underwritten
                                                                     Shares
Selling Shareholder                                                To Be Sold

Alex Grass........................................                  1,057,863
Louise Grass......................................                      4,484
Martin Grass......................................                  1,234,116
Trust f/b/o Martin Grass' Children................                    397,689
Elizabeth Grass Weese Trust.......................                    182,650
Trusts f/b/o Linda Grass Shapiro's Children.......                    182,650
Peter Vanderveen..................................                     43,957
Peter Vanderveen and Lois Vanderveen..............                    214,212
David Grundling...................................                    126,985
H. Irwin Levy.....................................                      2,697
Neil Norry........................................                      2,697

    Total: .......................................                  3,450,000

                                                                    SCHEDULE III



                                                                   Maximum
    Number of                                                  Optional Shares
Selling Shareholder                                              To Be Sold







   Total: .........................................           ----------------